UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2026

INHIBRX BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-42031	99-0613523
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11025 N. Torrey Pines Road, Suite 140
La Jolla, CA 92037
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (858) 795-4220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	INBX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry Into a Material Definitive Agreement
On July 15, 2026, Inhibrx Biosciences, Inc. (the “Company”), Oxford Finance LLC as collateral agent (“Collateral Agent”), and the other lenders party thereto (the “Lenders”), entered into a second amendment (the “Second Amendment”) to the Loan and Security Agreement dated as of January 13, 2025, as amended by the First Amendment dated March 18, 2026 (collectively, the “Oxford Loan Agreement”), pursuant to which the Lenders expanded the facility to an aggregate principal amount of up to $500.0 million (the “Credit Facility”).
The Second Amendment provides for an additional tranche, in an aggregate principal amount of $325.0 million in gross proceeds, (i) $100.0 million of which was funded upon execution of the Second Amendment (the “Term C Loan”) and (ii) up to an additional $225.0 million which may be funded in increments of $50.0 million or more upon the Company’s request and at the Lenders’ sole discretion (the “Term D Loan”).
In connection with the funding of the Term C Loan, the Company issued to the Lenders warrants (the “Term C Warrants”) to purchase 21,457 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at an exercise price of $93.21 per share. Upon the funding of the Term D Loan, the Company is required to issue to the Lenders additional warrants (the “Term D Warrants” and together with the Term C Warrants, the “Warrants”) to purchase such number of shares of the Common Stock to be equal to 2.0% of such additional funding divided by a price per share, which shall be the exercise price, equal to the lower of (i) the average closing price of the Common Stock on The Nasdaq Stock Market LLC (“Nasdaq”) for the ten consecutive trading days ending the day prior to such additional funding, and (ii) the closing price of the Common Stock on Nasdaq on the trading day immediately preceding such funding. The Warrants are immediately exercisable, and the exercise period will expire 10 years from the date of issuance.
The exercise price and the number of shares of Common Stock issuable upon exercise of the Warrants will be subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock.
Contemporaneously with the execution of the Second Amendment, the Company entered into a pledge agreement with the Collateral Agent, pledging any and all equity securities that the Company has in Poplar Therapeutics, Inc.
Except as noted above, the material terms of the Oxford Loan Agreement remain substantially unchanged.
The foregoing description of the Second Amendment and the Warrants contained herein does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the Form of Warrant to Purchase Stock, which was previously filed as Exhibit 4.2 to the Company’s Quarterly Report on Form 10-Q (File No. 001-42031), filed with the U.S. Securities and Exchange Commission on May 14, 2026, respectively, and in each case is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Second Amendment and the Oxford Loan Agreement is incorporated by reference herein.
Item 3.02 Unregistered Sales of Equity Securities.
The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Warrants is incorporated by reference herein. The Warrants were issued to the Lenders as partial consideration for the availability and funding of the Term C Loan. The issuance of the Warrants is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. Each Lender represented that it is an accredited investor, and that it was acquiring the securities for investment for its own account, not as nominee or agent, and not with a view to the public resale or distribution within the meaning of the Securities Act.
Item 7.01 Regulation FD Disclosure.
On July 15, 2026, the Company issued a press release announcing its entry into the Second Amendment and issuance of the Term C Warrants. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements
The Company cautions you that statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are forward-looking statements. These statements are based on the Company’s current beliefs and expectations. These forward-looking statements include, but are not limited to, statements regarding: the financial capacity available under the Credit Facility, including the potential for the Company to draw down an additional $225.0 million, future clinical development of the Company’s therapeutic candidates, including statements regarding the timing of future data readouts, and evaluations and judgments regarding the Company’s strategic flexibility, cash position and balance sheet. Actual results may differ from those set forth in this Current Report on Form 8-K due to the risks and uncertainties inherent in the Company’s business, including, without limitation, risks and uncertainties regarding: the initiation, timing, progress and results of its preclinical studies and clinical trials, and its research and development programs; its ability to advance therapeutic candidates into, and successfully complete, clinical trials; its interpretation of initial, interim or preliminary data from its clinical trials, including interpretations regarding disease control and disease response; the timing or likelihood of regulatory filings and approvals; the successful commercialization of its therapeutic candidates, if approved; the pricing, coverage and reimbursement of its therapeutic candidates, if approved; its ability to utilize its technology platform to generate and advance additional therapeutic candidates; the implementation of its business model and strategic plans for its business and therapeutic candidates; its ability to successfully manufacture therapeutic candidates for clinical trials and commercial use, if approved; its ability to contract with third-party suppliers and manufacturers and their ability to perform adequately; the scope of protection it is able to establish and maintain for intellectual property rights covering its therapeutic candidates; its ability to enter into strategic partnerships and the potential benefits of these partnerships; its estimates regarding expenses, capital requirements and needs for additional financing and financial performance; its ability to raise funds needed to satisfy its capital requirements, which may depend on financial, economic and market conditions and other factors, over which it may have no or limited control; developments relating to its competitors and industry; and other risks described from time to time in the “Risk Factors” section of its filings with the U.S. Securities and Exchange Commission, including those described in its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and supplemented from time to time by its Current Reports on Form 8-K as filed from time to time. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update these statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Loan and Security Agreement, dated July 15, 2026, among the Company, Oxford Finance LLC, and the other lenders party thereto
99.1	Press Release issued by the Company on July 16, 2026

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2026
INHIBRX BIOSCIENCES, INC.

	By:	/s/ Kelly Deck
	Name:	Kelly Deck
	Title:	Chief Financial Officer